        As filed with the Securities and Exchange Commission on October 13, 1998

                                              1933 Act Registration No. 33-96132
                                              1940 Act Registration No. 811-9086

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
         Pre-Effective Amendment No.                                         [ ]
         Post-Effective Amendment No. 6                                      [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
         Amendment No. 8                                                     [X]

                               ------------------

                   WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
       (FORMERLY KNOWN AS WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)

                    100 WALL STREET, NEW YORK, NEW YORK 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (212) 806-3500


                            GEORGE A. RIO, PRESIDENT
                   WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
            60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109
                     (Name and Address of Agent for Service)



Copies of communications to:
Margery K. Neale, Esq.
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York, 10022-9998


It is proposed that this filing will become effective:


         [ ]    Immediately upon filing pursuant to paragraph (b)

         [X]    60 days after filing pursuant to paragraph (a) (1)

         [ ]    On (date) pursuant to paragraph (b)

         [ ]    On (date) pursuant to paragraph (a) (1)

         [ ]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[front cover]





                              WATERHOUSE INVESTORS
                              CASH MANAGEMENT FUNDS


                  Three money market portfolios to choose from:



                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                               MUNICIPAL PORTFOLIO




                                   PROSPECTUS





                          [Waterhouse Securities logo]




                                [prospectus date]




An investment in a Portfolio is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank, and is subject to market risk including possible loss of principal.



As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio's shares as an investment or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

[inside front cover]



                  WATERHOUSE INVESTORS CASH MANAGEMENT FUNDS



                  ABOUT THE PORTFOLIOS
                  Investment Objective
                  Investment Approach
                  Risks
                  Who May Want to Invest
                  Past Performance
                  Expenses



                  HOW TO BUY AND SELL SHARES
                  How to Buy Shares
                  How to Sell Shares
                  How to Exchange Portfolios
                  Telephone Transactions



                  SHAREHOLDER INFORMATION
                  Pricing Your Shares
                  Dividends
                  Taxes
                  Year 2000 Information



                  PORTFOLIO MANAGEMENT
                  Investment Manager
                  Administrator
                  Distributor
                  Shareholder Servicing



                  FINANCIAL HIGHLIGHTS



                  FOR MORE INFORMATION                                back cover

                   WATERHOUSE INVESTORS CASH MANAGEMENT FUNDS



ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE



Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.



There is no guarantee that any Portfolio will be able to maintain a stable share price.



INVESTMENT APPROACH



Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk. Generally, money market securities are short-term debt obligations issued by banks, corporations or governments.



The MONEY MARKET PORTFOLIO has the flexibility to invest in a broad range of high quality money market securities. The U.S. GOVERNMENT PORTFOLIO offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The MUNICIPAL PORTFOLIO offers income exempt from federal taxes by investing primarily in municipal securities.



As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, the Portfolios maintain a dollar-weighted average portfolio maturity of 90 days or less, and generally do not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, the Portfolios invest only in securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the investment manager.



MONEY MARKET PORTFOLIO. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio's investments may include obligations issued of, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and asset-backed securities and other money market instruments.



U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. A U.S. government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of the Portfolio's shares.



MUNICIPAL PORTFOLIO. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipal securities"). The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax.



The Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income.



Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio's risks.



RISKS



The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government securities.



Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank, and is subject to market risk including possible loss of principal.



WHO MAY WANT TO INVEST



The Portfolios may be appropriate for the following investors:



         o Investors looking to earn income at current money market rates from a high quality portfolio.



         o Investors looking for a liquid investment that preserves capital.



         o        Investors pursuing a short-term investment goal.



In addition, the Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

PAST PERFORMANCE



The following bar chart illustrates the risks of investing in the Portfolios by showing changes in the Portfolios' performance from year to year. The table below shows the Portfolios' average annual returns. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.



YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year



[insert bar chart(s)]



For the periods covered by the bar chart, the highest and lowest quarterly returns were [ ] (for the quarter ended [ ]) and [ ] (for the quarter ended [ ]) for the Money Market Portfolio, [ ] (for the quarter ended [ ]) and [ ] (for the quarter ended [ ]) for the U.S. Government Portfolio, and [ ] (for the quarter ended [ ]) and [ ] (for the quarter ended [ ]) for the Municipal Portfolio, respectively.



AVERAGE ANNUAL TOTAL RETURN as of 12/31/97(1)



                                                            Inception
                                    1 Year                  (12/20/95)

Money Market Portfolio              [X.XX]%                   [X.XX]%
U.S. Government Portfolio           [X.XX]%                   [X.XX]%
Municipal Portfolio                 [X.XX]%                   [X.XX]%



(1) Each Portfolio's fiscal year end is 10/31. For the period from 12/31/97 through 9/30/98, total returns for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio, were [ ], [ ], and [ ], respectively. As of 12/31/97, 7-day yields for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio were [ ], [ ], and [ ], respectively. As of the same date, the tax-equivalent 7-day yield for the Municipal Portfolio was [ ].

EXPENSES



As a shareholder, you may pay certain fees and expenses in connection with the Portfolios, which are described in the tables below. Portfolio operating expenses are paid out of Portfolio assets, so their effect is included in the share price. The Portfolios have no sales charge (load) or 12b-1 distribution fees.



                                                                      MONEY MARKET   U.S. GOVERNMENT   MUNICIPAL
                                                                       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                      ------------   ---------------   ---------
SHAREHOLDER TRANSACTION FEES (fees paid directly
  from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases                             None              None        None

ANNUAL OPERATING EXPENSES (expenses deducted from Portfolio assets)
Management Fees(2)                                                           0.35%             0.35%       0.35%
Shareholder Servicing Fees(2)                                                0.25%             0.25%       0.25%
12b-1 Fees                                                                   None              None        None
Other Expenses(2)                                                            X.XX%             X.XX%       X.XX%
                                                                      ------------   ---------------   ---------

Total Operating Expenses(2)                                                  X.XX%             X.XX%       X.XX%



(1) Broker-dealers that are not affiliates of the Portfolios' investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.



(2) Expenses are based on amounts incurred by the Portfolios during their most recent fiscal year but do not reflect reduced service fees or expense reductions (expense reimbursements and fee waivers) by the investment manager. AFTER THESE REDUCTIONS, ACTUAL PORTFOLIO EXPENSES FOR THE FISCAL YEAR ENDED 10/31/98 WERE:



                                                                      MONEY MARKET   U.S. GOVERNMENT   MUNICIPAL
                                                                       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                      ------------   ---------------   ---------

Management Fees                                                              0.35%             0.35%       0.25%
Service Fees                                                                 X.XX%             X.XX%       X.XX%
Other Expenses                                                               X.XX%             X.XX%       X.XX%
                                                                      ------------   ---------------   ---------
Total Operating Expenses                                                     X.XX%             X.XX%       X.XX%



The amounts in this footnote reflect current expenses; however, expense reductions are voluntary and may be changed or eliminated at any time without notifying investors.



EXAMPLE



This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:

                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Money Market Portfolio                              $XX               $XX              $XX               $XX
U.S. Government Portfolio                           $XX               $XX              $XX               $XX
Municipal Portfolio                                 $XX               $XX              $XX               $XX



*        Assuming current expense reduction arrangements, your costs would be:



                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Money Market Portfolio                              $XX               $XX              $XX               $XX
U.S. Government Portfolio                           $XX               $XX              $XX               $XX
Municipal Portfolio                                 $XX               $XX              $XX               $XX

HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------



Only investors maintaining brokerage, securities, money management or similar accounts with certain broker-dealers, including Waterhouse Securities, Inc. ("Waterhouse Securities"), are eligible to purchase shares of the Portfolios.



If you would like to purchase shares of a Portfolio through Waterhouse Securities and you are not already a customer, you need to open a Waterhouse Securities account by completing and signing a Waterhouse Securities New Account Application. To request an application, please call 800-934-4410. Mail it, together with your check in the amount you wish to purchase, in the postage-paid envelope provided with the Waterhouse Securities New Account Application.



AUTOMATIC SWEEP. By setting up your Waterhouse Securities brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your Waterhouse Securities brokerage account that are available for payment or investment.



To set up your Waterhouse Securities brokerage account for automatic sweep, you should select one of the money market sweep portfolios in the appropriate section of the Waterhouse Securities New Account Application. If you already have a Waterhouse Securities brokerage account but it is not set up to automatically sweep free credit balances, simply call the Waterhouse Securities office handling your account. In most cases, an Account Officer will set up your account for automatic sweep while you are on the phone.



While you may purchase shares of any of the three Portfolios at any time, only one Portfolio may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your Waterhouse Securities brokerage account agreement.



ACCOUNT PROTECTION. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks, bonds, options, and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the Portfolios, are protected up to $75 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $74.5 million, which covers securities only, is provided by a private insurance carrier.



INVESTMENT MINIMUMS. There is currently no minimum requirement for initial and subsequent purchases of Portfolio shares. However, Portfolio shares are subject to automatic redemption should the Waterhouse Securities brokerage account in which they are held be closed or if Waterhouse Securities imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to Waterhouse Securities IRA accounts.



Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment is received by the Portfolio. There is no sales charge to buy shares of a Portfolio.



Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.



WATERHOUSE INVESTORS MONEY MANAGEMENT ACCOUNTS. For those Waterhouse Securities customers who qualify, a Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Check Card. You should contact your Waterhouse Securities Account Officer for more details. To set up your Waterhouse Investors Money Management Account, you should complete the appropriate section of the Waterhouse Securities New Account Application.



HOW TO BUY SHARES



CUSTOMERS OF WATERHOUSE SECURITIES



You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.



BY AUTOMATIC SWEEP. Free credit balances in your Waterhouse Securities brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your Waterhouse Securities brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.



DIRECT PURCHASES. A Waterhouse Securities brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a Waterhouse Securities Account Officer at 800-934-4410. You may buy shares by mailing or bringing your check to any Waterhouse Securities office. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. The check will be deposited to your Waterhouse Securities brokerage account. Waterhouse Securities allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.



CUSTOMERS OF SELECTED BROKER-DEALERS



Shares may be purchased and redeemed through certain authorized broker-dealers other than Waterhouse Securities that have entered into a selling agreement with the Portfolios' distributor ("Selected Brokers"). Affiliates of Waterhouse Securities, including Jack White & Co., may be

Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Portfolio or Waterhouse Securities.



Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to Waterhouse Securities customers. Any such charges would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase Portfolio shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.



Certain shareholder services, such as sweep programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to Waterhouse Securities customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.



HOW TO SELL SHARES



To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under "How to Buy Shares." Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.



PAYMENT. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.



AUTOMATIC SWEEP REDEMPTIONS. Shares of your Sweep Portfolio may be sold automatically to satisfy a debit balance in your Waterhouse Securities brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of any other investment portfolio of the Waterhouse Investors Family of Funds may be sold. In addition, shares will be sold to settle securities transactions in your Waterhouse Securities brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to Waterhouse Securities.



If you have a Waterhouse Investors Money Management Account and you withdraw cash from your Waterhouse Securities brokerage account by way of a check or ATM/VISA Check Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after Waterhouse Securities is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the Waterhouse Investors Money Management Agreement provided to each customer who opens a Waterhouse Investors Money Management Account. ATM cash withdrawals may be made through participating financial institutions. Although Waterhouse Securities does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.



HOW TO EXCHANGE PORTFOLIOS



You may change your designated Sweep Portfolio to any other Portfolio at any time without charge. You may also exchange shares of one Portfolio for another Portfolio. To effect an exchange, call your Waterhouse Securities Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local Waterhouse Securities office. Your letter should reference your Waterhouse Securities brokerage account number, the Portfolio from which you are exchanging and the Portfolio into which you are exchanging. This letter should be signed by at least one registered account holder.



An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.



TELEPHONE TRANSACTIONS



Customers of Waterhouse Securities automatically have the privilege of purchasing or redeeming Portfolio shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Account Officer if you question any activity in the account.



Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



PRICING YOUR SHARES



The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each day as of 12:00 noon and 4:00 p.m. (Eastern time). Shares are not priced on days when either the New York Stock Exchange or the Portfolios' custodian is closed. Each Portfolio's shares are sold at the next NAV per share calculated after an order and payment are accepted by the Portfolio in the manner described under "How to Buy and Sell Shares."



Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of each Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolios.



DIVIDENDS



On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors.



Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. Shareholders may elect to receive any monthly dividend in cash by submitting a written election to Waterhouse Securities by the tenth day of the specific month to which the election to receive cash relates.



TAXES



Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net capital gain, if any, realized by a Portfolio are taxable to shareholders of a Portfolio as a long-term capital gain (at different rates depending on how long the Portfolio held its assets and when such assets were sold by the Portfolio), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of distribution. Due to the nature of their investments, the Portfolios' distributions will consist primarily of ordinary income.



All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.



Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.



You should consult your tax adviser regarding specific questions as to federal, state and local taxes.



MUNICIPAL PORTFOLIO. The Municipal Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may be subject to state income taxes or give rise to a federal alternative minimum tax liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.



Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains), are taxable to shareholders as ordinary income.



Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.



To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued on or after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's adjusted current earnings. Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Portfolio.



The tax exemption of dividends from the Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

YEAR 2000 INFORMATION



Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, each Portfolio could be adversely affected if the computer systems used by the investment manager or other Portfolio service providers do not properly address this problem prior to January 1, 2000. The investment manager and its affiliates have established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the investment manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the investment manager has sought assurances from the Portfolios' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the investment manager will continue to monitor the situation. At this time, however, no assurance can be given that the Portfolios or their service providers have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 Problem or that interaction with other non-complying computer systems will not impact their services.



PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------



INVESTMENT MANAGER



Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, (the "investment manager") is the Portfolios' investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.



For its services, each Portfolio pays the investment manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. These expense reductions are voluntary and may be changed or eliminated at any time without further notice to investors.



In addition to the Portfolios and the other investment portfolio in the Waterhouse Investors Family of Funds, the investment manager currently serves as investment manager to Waterhouse National Bank (of which it is a subsidiary) and as of [ ], had total assets under management in excess of $[ ] billion.



ADMINISTRATOR



As administrator, Waterhouse Securities, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, Waterhouse Securities receives from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio's average daily net assets. Waterhouse Securities has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. Waterhouse Securities pays FDI's fees for providing these services.



DISTRIBUTOR



FDI acts as distributor of the Portfolios' shares for no compensation.



SHAREHOLDER SERVICING



The Portfolios' Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including Waterhouse Securities and its affiliates) for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand each Portfolio's financial performance since inception of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total return amount in the table represents the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request by calling Customer Service at 800-934-4410.



[insert financial highlights]

[back cover]



WATERHOUSE INVESTORS CASH MANAGEMENT FUNDS



--------------------------------------------------------------------------------



More information on the Portfolios is available upon request, including the following:



SHAREHOLDER REPORTS. Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.



STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.



You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:



Waterhouse Securities, Inc.
Customer Service
100 Wall Street
New York, New York 10005



Telephone:  (800) 934-4410
Hearing impaired:  TTY (800) 933-0555
Email:  http://www.waterhouse.com



Text-only versions of the Portfolios' prospectus and other documents pertaining to the Portfolios can be viewed online or downloaded from the SEC's web site (http://www.sec.gov).



You also can review each Portfolio's reports and SAI at the SEC's public reference room in Washington, DC. For a fee, you may obtain this information by writing the SEC's Public Reference Section, Washington, DC 20549-6009. For more information about these services, call (800)-SEC-0330.



The Portfolios are series of Waterhouse Investors Family of Funds, Inc., whose investment company registration number is 811-9086.

[front cover]





                                   WATERHOUSE
                                   DOW 30 FUND



                                   PROSPECTUS




                          [Waterhouse Securities logo]




                                [prospectus date]





An investment in the Fund is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank, and is subject to market risk including possible loss of principal.




As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

[inside front cover]




                  WATERHOUSE DOW 30 FUND



                  ABOUT THE FUND
                  Investment Objective
                  Investment Approach
                  Risks
                  Who May Want to Invest
                  Expenses



                  ABOUT THE DOW JONES INDUSTRIAL AVERAGE(SM)



                  HOW TO BUY AND SELL SHARES
                  How to Buy Shares
                  How to Sell Shares
                  Telephone Transactions
                  Brokerage Account Requirements



                  SHAREHOLDER INFORMATION
                  Pricing Your Shares
                  Dividends
                  Taxes
                  Year 2000 Information



                  FUND MANAGEMENT
                  Investment Manager
                  Administrator
                  Distributor
                  Shareholder Servicing



                  FINANCIAL HIGHLIGHTS



                  FOR MORE INFORMATION                                back cover

                             WATERHOUSE DOW 30 FUND



ABOUT THE FUND
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE



The Fund seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA"(SM)) before Fund expenses. There can be no assurance that the Fund will achieve this objective.



INVESTMENT APPROACH



The Fund is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA (known as the "Dow 30"(SM)) in the same proportions that they are represented in the DJIA. The Fund employs a "passively" managed investment approach.



The DJIA currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA represent companies that typically are dominant firms in their respective industries. The Fund will normally invest substantially all of its total assets in the stocks of the DJIA and "Equity Equivalents" that offer participation in the performance of the stocks in the DJIA. The portion of the Fund's total assets invested in the stocks in the DJIA will vary from time to time.



Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS)(SM)). DIAMONDS represent proportionate undivided interests in a portfolio of securities consisting of all of the component common stocks of the DJIA and are listed on the American Stock Exchange. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA.



The Fund will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA of at least .98 before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA. The investment manager monitors the correlation of the performance of the Fund in relation to the DJIA under the supervision of the Board of Directors. In the unlikely event that a high correlation is not achieved, the Board of Directors will take appropriate steps based on the reasons for the lower than expected correlation.



RISKS



You could lose money on your investment in the Fund, or the Fund could underperform other investments, if the value of the DJIA goes down. Unlike other funds that do not attempt to track an index, the Fund may not use certain techniques to reduce the risk of loss. For example, the Fund will not keep any significant portion of its assets in cash. As a result, the Fund may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the Fund has expenses whereas the DJIA does not, the Fund's performance will tend to underperform the performance of the DJIA.

The Fund's "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of the stock of that company.



WHO MAY WANT TO INVEST



The Fund may be appropriate for the following investors:



         o Investors looking for a convenient way to seek to track the total return of the DJIA, one of the most widely followed market indicators in the world.



         o Investors seeking capital growth over the long term (at least five years).

EXPENSES



As a shareholder, you may pay certain fees and expenses in connection with the Fund, which are described in the tables below. Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge (load) or 12b-1 distribution fees.



SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases                                             None

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)
Management Fees(2)                                                                          0.20%

Distribution (12b-1) Fees                                                                    None

Service Fees(2)                                                                             0.25%

Other Expenses(2)                                                                           X.XX%
                                                                                            -----

Total Operating Expenses(2)                                                                 X.XX%



(1) Broker-dealers that are not affiliates of the Fund's investment manager may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.



(2) The table shows the Fund's expenses for the Fund's first fiscal period before the expense reductions by the Fund's investment manager. The investment manager agreed to reduce expenses of the Fund (through paying certain expenses and waiving fees) for the first twelve months of the Fund's operations
(March 31, 1998 through March 31, 1999), so that the Fund's total operating expenses during the period would not exceed 0.25%. Thereafter, any expense reductions will be voluntary and may be changed or eliminated at any time without notifying investors. AFTER EXPENSE REDUCTIONS, ACTUAL FUND EXPENSES
WERE:



         Management Fees                                        0.00%
         Service Fees                                           0.00%
         Other Expenses                                         0.25%
                                                                -----
         Total Operating Expenses                               0.25%



EXAMPLE



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:

               1 YEAR         3 YEARS        5 YEARS         10 YEARS
                $[ ]           $[ ]           $[ ]             $[ ]



* Assuming current expense reduction arrangements that limit the Fund's operating expenses to 0.25%, your costs would be:



               1 YEAR         3 YEARS        5 YEARS         10 YEARS
                $[ ]           $[ ]           $[ ]             $[ ]

ABOUT THE DOW JONES INDUSTRIAL AVERAGE(SM)
--------------------------------------------------------------------------------



The Dow Jones Industrial Average was introduced to the investing public by Charles Dow on May 26, 1896 and originally was composed of only 12 stocks. It has since become one of the most well known and widely followed indicators of the U.S. stock market and is the oldest continuing stock market index in the world. As of September 30, 1998, the 30 "blue-chip" stocks in the DJIA represented approximately 19% of the over $10 trillion market value of all U.S. stocks and about 21% of the market value of all stocks listed on the New York Stock Exchange. Many of the companies represented in the DJIA are household names and leaders in their respective industries, and their stocks are broadly held by both individual and institutional investors. Because the DJIA is so well known and its performance is generally perceived to reflect that of the overall domestic equity market, it is often used as a benchmark for investments in equities, mutual funds, and other asset classes.



The DJIA is unique for a market index -- it is price-weighted rather than market capitalization-weighted. In essence, the DJIA consists of one share of each of the 30 stocks included in the DJIA. Thus, the weightings of the components of the DJIA are affected only by changes in their prices, while the weightings of stocks in other indices are affected by price changes and changes in shares outstanding. This distinction stems from the fact that, when initially created, the DJIA was a simple average (hence the name), and was computed merely by adding up the prices of the stocks in the index and dividing that sum by the total number of stocks in the index. However, it eventually became clear that a method was needed to smooth out the effects of stock splits and composition changes to prevent these events from distorting the level of the index. Therefore, a divisor was created that has been periodically adjusted over time. This divisor, when divided into the sum of the prices of the stocks in the DJIA, generates the number that is reported every day in newspapers, on television and radio, and over the Internet. With the incorporation of the divisor, the DJIA is not technically an average anymore.



The DJIA is selected and maintained by the editors of The Wall Street Journal (without consultation with any company that comprises the DJIA), which is published by Dow Jones & Company, Inc. ("Dow Jones"(SM)). Periodically, the editors review and make changes to the composition of the DJIA. In selecting a company's stock to be included in the DJIA, the following criteria are generally used: (1) the firm is not a utility or a transportation company (there are separate Dow Jones indices for these sectors); (2) the company has an excellent reputation in its field; (3) the company has grown successfully; and (4) the company has a large individual and institutional investor base. All of the 30 stocks currently included in the DJIA are listed on the New York Stock Exchange, although this is not a criterion for selection. The inclusion of any particular company in the DJIA does not constitute a prediction as to the company's future results of operations or stock market performance. For the sake of historical continuity, composition changes are rare, and generally have occurred only after corporate acquisitions or other dramatic shifts in a company's core business. When the editors do decide that a component stock needs to be changed, they also review the other stocks in the index to confirm their continued presence. Thus, when a review is completed, multiple changes often occur. The most recent composition changes, for example, occurred on March 17, 1997, and resulted in the withdrawal of Bethlehem Steel Corp., Texaco Inc., Westinghouse Electric Corp. (now CBS Corp.), and Woolworth Corp., and the addition of Hewlett-Packard Co., Johnson & Johnson, Travelers Group Inc., and Wal-Mart Stores Inc.



The DJIA currently consists of the common stock of the following 30 companies:



AlliedSignal Inc.                         Hewlett-Packard Co.
Aluminum Co. of America                   International Business Machines Corp.
American Express Co.                      International Paper Co.
AT&T Corp.                                J.P. Morgan & Co., Inc.
The Boeing Co.                            Johnson & Johnson
Caterpillar Inc.                          McDonald's Corp.
Chevron Corp.                             Merck & Co., Inc.
Citigroup Inc.                            Minnesota Mining & Manufacturing Co.
The Coca-Cola Company                     Philip Morris Cos. Inc.
E.I. du Pont de Nemours and Co.           The Procter & Gamble Co.
Eastman Kodak Co.                         Sears, Roebuck and Co.
Exxon Corp.                               Union Carbide Corp.
General Electric Co.                      United Technologies Corp.
General Motors Corp.                      Wal-Mart Stores, Inc.
The Goodyear Tire & Rubber Co.            The Walt Disney Co.

                    (Copyright) 1998 Dow Jones & Co., Inc.



The following graph shows information regarding the historical performance of the DJIA. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy of such information. The Fund's performance is likely to differ from that of the DJIA because of Fund expenses and transaction costs. Moreover, past performance is not predictive of future results.

                                  [BAR CHART]



                      HISTORY OF THE DJIA (1897-JUNE 1998)



 Year
Ended     Annual Return (left axis)    Year-End Dividend Yield (right axis)
-----     -------------------------    ------------------------------------



 1896                 NA
 1897                 22.2%
 1898                 22.5%
 1899                  9.2%
 1900                  7.0%
 1901                 -8.7%
 1902                 -0.4%
 1903                -23.6%
 1904                 41.7%
 1905                 38.2%
 1906                 -1.9%
 1907                -37.7%
 1908                 46.6%
 1909                 15.0%
 1910                -17.9%
 1911                  0.4%
 1912                  7.6%
 1913                -10.3%
 1914                -30.7%
 1915                 81.7%
 1916                 -4.2%
 1917                -21.7%
 1918                 10.5%
 1919                 30.5%
 1920                -32.9%
 1921                 12.7%
 1922                 21.7%
 1923                 -3.3%
 1924                 26.2%
 1925                 30.0%
 1926                  0.3%
 1927                 28.8%
 1928                 48.2%
 1929                -17.2%                          5.13%
 1930                -33.8%                          6.76%
 1931                -52.7%                         10.78%
 1932                -23.1%                          7.71%
 1933                 66.7%                          3.40%
 1934                  4.1%                          3.52%
 1935                 38.5%                          3.16%
 1936                 24.8%                          3.92%
 1937                -32.8%                          7.27%
 1938                 28.1%                          3.22%
 1939                 -2.9%                          4.07%
 1940                -12.7%                          5.38%
 1941                -15.4%                          6.84%
 1942                  7.6%                          5.36%
 1943                 13.8%                          4.64%
 1944                 12.1%                          4.31%
 1945                 26.6%                          3.47%
 1946                 -8.1%                          4.23%
 1947                  2.2%                          5.08%
 1948                 -2.1%                          6.49%
 1949                 12.9%                          6.39%
 1950                 17.6%                          6.85%
 1951                 14.4%                          6.07%
 1952                  8.4%                          5.29%
 1953                 -3.8%                          5.74%
 1954                 44.0%                          4.32%
 1955                 20.8%                          4.42%
 1956                  2.3%                          4.60%
 1957                -12.8%                          4.96%
 1958                 34.0%                          3.43%
 1959                 16.4%                          3.05%
 1960                 -9.3%                          3.47%
 1961                 18.7%                          3.11%
 1962                -10.8%                          3.57%
 1963                 17.0%                          3.07%
 1964                 14.6%                          3.57%
 1965                 10.9%                          2.95%
 1966                -18.9%                          4.06%
 1967                 15.2%                          3.34%
 1968                  4.3%                          3.32%
 1969                -15.2%                          4.24%
 1970                  4.8%                          3.76%
 1971                  6.1%                          3.47%
 1972                 14.6%                          3.16%
 1973                -16.6%                          4.15%
 1974                -27.6%                          6.12%
 1975                 38.3%                          4.39%
 1976                 17.9%                          4.12%
 1977                -17.3%                          5.52%
 1978                 -3.1%                          6.03%
 1979                  4.2%                          6.08%
 1980                 14.9%                          5.64%
 1981                 -9.2%                          6.43%
 1982                 19.6%                          5.17%
 1983                 20.3%                          4.48%
 1984                 -3.7%                          5.00%
 1985                 27.7%                          4.01%
 1986                 22.6%                          3.54%
 1987                  2.3%                          3.67%
 1988                 11.8%                          3.67%
 1989                 27.0%                          3.74%
 1990                 -4.3%                          3.94%
 1991                 20.3%                          3.00%
 1992                  4.2%                          3.05%
 1993                 13.7%                          2.65%
 1994                  2.1%                          2.76%
 1995                 33.5%                          2.28%
 1996                 26.0%                          2.03%
 1997                 22.6%                          1.72%
 1998*                30.6%



* annualized return (1/1/98 - 6/30/98)



HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------



Investors may purchase shares of the Fund through an account maintained with Waterhouse Securities, Inc. ("Waterhouse Securities") or certain other broker-dealers.



If you would like to purchase shares of the Fund through Waterhouse Securities and you are not already a customer, you need to open a Waterhouse Securities account by completing and signing a Waterhouse Securities New Account Application. To request a Waterhouse Dow 30 Fund application, please call 800-934-4410. Mail it, together with your check in the amount you wish to purchase, in the self-addressed stamped envelope provided with the Waterhouse Securities New Account Application.



Existing Waterhouse Securities customers must have funds in their Waterhouse Securities account to buy shares of the Fund.



ACCOUNT PROTECTION. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks, bonds, options, and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the Fund, are protected up to $75 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $74.5 million, which covers securities only, is provided by a private insurance carrier.



INVESTMENT MINIMUMS. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of the Fund. The Fund may in its discretion waive the investment minimums. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to Waterhouse Securities IRA accounts.



Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment is received by the Fund. There is no sales charge to buy shares of the Fund.



The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including purchase orders that, in the reasonable belief of the Fund, have been made by market timers or short-term traders.


HOW TO BUY SHARES


CUSTOMERS OF WATERHOUSE SECURITIES



Waterhouse Securities brokerage customers may purchase shares of the Fund by mail or by placing an order directly with a Waterhouse Securities Mutual Fund Specialist by telephone at 800-934-4443. Waterhouse Securities also allows the purchase of Fund shares by electronic means for customers with WATERHOUSE WEBBROKER or Personal Access for Windows Accounts.



Whether by mail, telephone or electronically, please indicate your wish to buy the Waterhouse Dow 30 Fund and provide the following information:



o        your Waterhouse Securities account number



o        the dollar or share amount you wish to invest



o        the dividend and distribution option you have selected, either:



                  (a) reinvest dividends and any capital gain distributions or



                  (b) pay both dividends and any capital gain distributions in cash



BY MAIL. You may buy shares of the Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account with a check to Waterhouse Securities, Inc., Processing Center, 525 Washington Boulevard, P.O. Box 2021, Jersey City, NJ 07303-2021. Checks should be made payable to

"Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. Once you mail your letter, you may not modify or cancel your instructions.



BY TELEPHONE. You may purchase shares of the Fund by calling your Waterhouse Securities Mutual Fund Specialist at 800-934-4443.



ELECTRONICALLY. Please refer to product and services information regarding WATERHOUSE WEBBROKER, Personal Access for Windows and TradeDirect (touch tone trading). The World Wide Web address for Waterhouse Securities is http://www.waterhouse.com.



THROUGH PERIODIC INVESTMENT. You may authorize monthly or quarterly amounts of $100 or more to be withdrawn automatically from your Waterhouse Securities brokerage account and invested in the Fund. You may sign up for this service when you open your account at Waterhouse Securities or at another time by calling your Waterhouse Securities Mutual Fund Specialist at 800-934-4443.


CUSTOMERS OF SELECTED BROKER-DEALERS


Shares may be purchased and redeemed through certain authorized broker-dealers other than Waterhouse Securities that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of Waterhouse Securities, including National Investors Services Corp., may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund or Waterhouse Securities.



Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to Waterhouse Securities customers. Any such charges would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Fund's shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Fund.



Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to Waterhouse Securities customers. Shareholders should contact their Selected Broker for further information. The Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.


HOW TO SELL SHARES


To sell (redeem) shares of the Fund, you may use any of the methods outlined above under "How to Buy Shares." Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next NAV calculated after receipt by the Fund of a redemption request in proper form.



PAYMENT. The proceeds of the redemption of your Fund shares ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). The Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share.


TELEPHONE TRANSACTIONS


Customers of Waterhouse Securities automatically have the privilege of purchasing or redeeming Fund shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Mutual Fund Specialist if you question any activity in the account.



The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.


BROKERAGE ACCOUNT REQUIREMENTS


Currently, only customers of Waterhouse Securities and Selected Brokers are eligible to purchase shares of the Fund. Fund shares may be redeemed automatically should the brokerage account in which they are held be closed.



SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


PRICING YOUR SHARES


The price of a Fund share on any given day is its NAV. The Fund calculates its NAV per share each day as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Shares are not priced on days when either the New York Stock Exchange or the Fund's custodian is closed. Securities owned by the Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board of Directors pursuant to procedures approved by the Board. The Fund's shares are sold at the next NAV per share calculated after an order and payment are accepted by the Fund in the manner described under "How to Buy and Sell Shares."

RELATIONSHIP TO THE VALUE OF THE DJIA. The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more moderate impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Directors may in the future determine to change this policy. In the event that the Board of Directors changes this policy, shareholders will be notified.



DIVIDENDS



It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividend will be declared on any day on which the Fund does not receive dividend or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event that the Board of Directors changes the daily dividend policy, shareholders will be notified. Net capital gain, if any, realized by the Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividends and distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the dividend or distribution.



TAXES



Dividends derived from the Fund's net investment income and short-term capital gains are generally taxable to a shareholder as ordinary income, even when reinvested in additional Fund shares. Due to the nature of its investments, the Fund's distributions will consist primarily of ordinary income. Distributions of net capital gain, if any, realized by the Fund are taxable to shareholders of the Fund as a long-term capital gain (at different rates depending on how long the Fund held its assets and when such assets were sold by the Fund), regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution.



Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.



YEAR 2000 INFORMATION



Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the investment manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The investment manager and its affiliates have established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the investment manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the investment manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the investment manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund or its service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem or that interaction with other non-complying computer systems will not impact their services.



FUND MANAGEMENT
--------------------------------------------------------------------------------



INVESTMENT MANAGER



Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Fund's investment manager. The investment manager oversees the Fund's investment program, places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.



For its services, the investment manager receives an annual fee of 0.20% of the Fund's average daily net assets. The investment manager has agreed to assume certain expenses of the Fund (or waive its fees) for the first twelve months of the Fund's operations, so that the total operating expenses payable by the Fund during the period will not exceed 0.25% of its average daily net assets. Thereafter, any expense reductions will be voluntary and may be changed or eliminated at any time without further notice to investors.



In addition to the Fund and the other investment portfolios in the Waterhouse Investors Family of Funds, the investment manager currently serves as investment manager to Waterhouse National Bank (of which it is a subsidiary) and as of [ ], had total assets under management in excess of $[ ] billion.

ADMINISTRATOR


As administrator, Waterhouse Securities, an affiliate of the investment manager, provides certain administrative and management services to the Fund. The investment manager (and not the Fund) compensates Waterhouse Securities for providing these services. Waterhouse Securities has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. Waterhouse Securities pays FDI's fees for providing these services.



DISTRIBUTOR



FDI acts as distributor of the Fund's shares for no compensation.



SHAREHOLDER SERVICING



The Fund's Shareholder Servicing Plan permits the Fund to pay banks, broker-dealers or other financial institutions (including Waterhouse Securities and its affiliates) for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period indicated. Certain information reflects financial results for a single Fund share. The total return amount in the table represents the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling Customer Service at 800-934-4410.



[insert financial highlights]

[inside back cover]



DOW JONES & COMPANY, INC. ("DOW JONES"(SM)) DOES NOT GUARANTEE THE ACCURACY AND/ORTHE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WATERHOUSE ASSET MANAGEMENT, INC. (THE "INVESTMENT MANAGER"), SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE INVESTMENT MANAGER AND THE FUND.



"Dow Jones(SM)," "Dow Jones Industrial Average(SM)," "DJIA(SM)" and "DIAMONDS(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed by the investment manager in connection with the operation of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones or any corporation that is included in the DJIA. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the investment manager is the licensing of certain trademarks and trade names of Dow Jones and of the DJIA, which is determined, composed and calculated by Dow Jones without regard to the investment manager or the Fund. Dow Jones has no obligation to take the needs of the investment manager or the shareholders of the Fund into consideration in determining, composing or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or offering of the Fund.

[back cover]



WATERHOUSE DOW 30 FUND



FOR MORE INFORMATION
--------------------------------------------------------------------------------



More information on the Fund is available upon request, including the following:



SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions that significantly affected the Fund's performance during its last fiscal year.



STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.



You may request free copies of these materials, along with other information about the Fund, and make shareholder inquiries by contacting:



Waterhouse Securities, Inc.
Customer Service
100 Wall Street
New York, New York 10005



Telephone:  (800) 934-4410
Hearing impaired:  TTY (800) 933-0555
Email:  http://www.waterhouse.com



Text-only versions of the Fund's prospectus can be viewed online or downloaded from Waterhouse Securities' web site (http://www.waterhouse.com). Other documents pertaining to the Fund can be viewed online or downloaded from the SEC's web site (http://www.sec.gov).



You also can review the Fund's reports and SAI at the SEC's public reference room in Washington, DC. For a fee, you may obtain this information by writing the SEC's Public Reference Section, Washington, DC 20549-6009. For more information about these services, call (800)-SEC-0330.



The Fund is a series of Waterhouse Investors Family of Funds, Inc., whose investment company registration number is 811-9086.

                              WATERHOUSE INVESTORS
                              CASH MANAGEMENT FUNDS
                    100 WALL STREET, NEW YORK, NEW YORK 10005
            WATERHOUSE SECURITIES, CUSTOMER SERVICE - 1-800-934-4410



                       STATEMENT OF ADDITIONAL INFORMATION
                                     [DATE]



This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated [ ] (the "Prospectus") for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, each a series of Waterhouse Investors Family of Funds, Inc. (the "Company").



Each Portfolio's financial statements and financial highlights for the fiscal period ended October 31, 1998, including the independent auditors' report thereon, are included in the Portfolio's Annual Report and are incorporated herein by reference.



To obtain a free copy of the Prospectus or Annual Report, please write to Waterhouse Securities, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4410.



                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----



GENERAL INFORMATION ABOUT THE COMPANY......................................



INVESTMENT POLICIES AND RESTRICTIONS ......................................



PORTFOLIO TRANSACTIONS ....................................................



DIRECTORS AND EXECUTIVE OFFICERS ..........................................



INVESTMENT MANAGEMENT, DISTRIBUTION
AND OTHER SERVICES ........................................................



DIVIDENDS AND TAXES .......................................................



SHARE PRICE CALCULATION ...................................................



ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................



PERFORMANCE ...............................................................



SHAREHOLDER INFORMATION ...................................................

                              WATERHOUSE INVESTORS
                              CASH MANAGEMENT FUNDS
--------------------------------------------------------------------------------



GENERAL INFORMATION ABOUT THE COMPANY



The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. Because the Company offers multiple portfolios (such as the Portfolios), it is known as a "series company." The Company currently has four investment portfolios with various investment objectives and policies. This SAI pertains only to the three Portfolios.



Each Portfolio is "diversified" as that term is defined in the Investment Company Act. The investment manager of the Portfolios is Waterhouse Asset Management, Inc. (the "Investment Manager").



INVESTMENT POLICIES AND RESTRICTIONS



Each Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, each Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.



The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.



Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended ("Rule 2a-7"), in their pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See "Rule 2a-7 Matters" below.



ASSET-BACKED SECURITIES



Each Portfolio, other than the Municipal Portfolio, may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.



BANK OBLIGATIONS



Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.



Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.



Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.



Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.



BORROWING



The Portfolios may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, the Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.



CERTIFICATES OF PARTICIPATION



The Municipal Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

COMMERCIAL PAPER AND SIMILAR SECURITIES



Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.



Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan parts.



Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan parts on a regular basis.



A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service and Standard & Poor's, two NRSROs, see "Annex - Ratings of Investments."

CREDIT ENHANCEMENT FEATURES



Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.



FOREIGN SECURITIES



Investments may be made in bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Investments also may be made in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.



The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.



Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.



FUNDING AGREEMENTS



Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities Exchange Commission perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policy holder claims.



Funding agreements are typically issued with a one year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.



These agreements are regulated by the state insurance board in the state where they are executed.



GOVERNMENT SECURITIES



Each Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.



ILLIQUID SECURITIES



Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment).



Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. Also, with regard to the Money Market Portfolio, the Investment Manager may determine some time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.



Municipal lease obligations will not be considered illiquid for purposes of the Municipal Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the following: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Manager.



INVESTMENT COMPANY SECURITIES



A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolios may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.



MUNICIPAL SECURITIES



Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).



Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although there have been proposals that would require registration in the future.



Municipal securities may include other securities similar to those described below, which are or may become available.



MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.



Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax (other than the Alternative Minimum Tax (AMT)).



Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.



Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.



While at one time the pertinent provisions of the Internal Revenue Code of 1986, as amended (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.



MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.



MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.



Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. The Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.



Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.



MUNICIPAL PORTFOLIO. The Municipal Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.



From time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in federally taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. In addition, the Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments. The Portfolio will purchase taxable obligations only if they meet its quality requirements.



ADDITIONAL RISK CONSIDERATIONS. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.



Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.



Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Portfolio's holdings would be affected and the directors would reevaluate the Portfolio's investment objective and policies.



PUT FEATURES



Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.



REPURCHASE AGREEMENTS



Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager pursuant to procedures approved by the Board of Directors, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.



REVERSE REPURCHASE AGREEMENTS



Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.



Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.



RULE 144A SECURITIES



If otherwise consistent with its investment objectives and policies, each Portfolio, other than the Government Portfolio, may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.



RULE 2a-7 MATTERS



Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by Standard & Poor's) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by Standard & Poor's) or unrated securities deemed to be comparable in quality. See "Annex - Ratings of Investments."



Except to the limited extent permitted by Rule 2a-7 and except for government securities, no Portfolio may invest more than 5% of its total assets in the securities of any one issuer. The Money Market Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. The Municipal Portfolio's investment in second tier "conduit securities" (as defined in Rule 2a-7) is limited to 5% of the Portfolio's total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.



Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.



SECTION 4(2) PAPER



The Money Market Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Market Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.



SECURITIES LENDING



Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.



STANDBY COMMITMENTS



The Municipal Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.



STRIPPED GOVERNMENT SECURITIES



Each of the Portfolios, except the Municipal Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.



TENDER OPTION BONDS



The Municipal Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

VARIABLE OR FLOATING RATE OBLIGATIONS



Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.



WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES



Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.



When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.



In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.



ZERO COUPON BONDS



Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


                        --------------------------------



FUTURE DEVELOPMENTS



Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.



THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO OF THE COMPANY. EACH PORTFOLIO MAY NOT (UNLESS NOTED OTHERWISE):



(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;



(2) with respect to the Municipal Portfolio, normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;



(3) issue senior securities, except as permitted under the Investment Company
Act;



(4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);



(5) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;



(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);



(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;



(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;



(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or



(11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. EACH PORTFOLIO DOES NOT CURRENTLY INTEND:



(i) To purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to an "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;



(ii) to purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), which are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or


(iii) to invest in financial futures and options thereon.



PORTFOLIO TRANSACTIONS


Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.



The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the

Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.



The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to affiliates of the Investment Manager by the Fund satisfy the standards of Section 17(e) and Rule 17e-1.



The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.



The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

DIRECTORS AND EXECUTIVE OFFICERS


Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.



The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.



RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of each of the Company and National Investors Cash Management Fund, Inc. ("NICM") since December 12, 1995 and February 26, 1998, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 54 years old. Mr. Dalrymple's address is 45 Rockefeller Plaza, New York, NY 10111.



CAROLYN B. LEWIS, Director. Ms. Lewis has served as a Director of each of the Company and NICM since February 26, 1998. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the United States Securities and Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including the Board of Trustees of the American Hospital Association. She is 61 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.



GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of the Company since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988,

Mr. Staudter was a principal and a principal shareholder of Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment Committee and provided investment counseling and tax and financial planning services. He is 66 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.



LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director of the Company since December 12, 1995. Mr. Toal was appointed Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB (the "Dime") in January 1997. Mr. Toal is also President and Chief Executive Officer of Dime Bancorp, Inc., the Dime's holding company. He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 60 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.



GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company. He is 43 years old.



CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Associate General Counsel of FDI, and an officer of certain investment companies advised or administered by Harris, Morgan and Montgomery or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.



            * THIS DIRECTOR IS AN "INTERESTED PERSON" OF THE COMPANY. ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109



Officers and directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. The Company expects to pay or accrue total directors' fees of approximately $[ ] per year to those directors who are not designated above as interested persons. Directors who are interested persons of the Company may be compensated by the Investment Manager for their services to the Company.



The Company pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Company paid to each director for the fiscal year ended October 31, 1998, are as follows:

                                              Pension or
                           Aggregate          Retirement         Estimated
                          Compensation     Benefits Accrued        Annual          Total Compensation
    Name of Board             from            as Part of       Benefits Upon     from Fund Complex (1)
        Member            Company (5)     Company's Expenses     Retirement    Paid to Board Members (5)
Richard W. Dalrymple           $                  $0                 $0                    $

Carolyn B. Lewis (2)           $                  $0                 $0                    $

Theodore Rosen (3)             $                  $0                 $0                    $

George F. Staudter (4)         $0                 $0                 $0                    $0

Lawrence J. Toal               $                  $0                 $0                    $


---------------------------------

(1) "Fund Complex" includes the Company and NICM, an investment company also advised by the Investment Manager.
(2)      Became a director of the Company and NICM on February 26, 1998.
(3)      Served as a director of the Company through February 26, 1998.
(4)      Interested director of the Company.
(5) Amounts do not include reimbursed expenses for attending Board meetings.



INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

INVESTMENT MANAGEMENT



Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.



The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to the other portfolios of the Company and to the Bank and as of [ ] had total assets under management in excess of $[ ] billion. Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Company, establishes procedures for personal investing and restricts certain transactions.



The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company's Board of Directors. The agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, and by the shareholders of each Portfolio.



The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.



For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion. The Investment Manager agreed to waive a portion of its fee payable by the Municipal Portfolio through October 15, 1998, which had the effect of limiting the actual fee paid annually by the Portfolio during that period to 0.25% of average daily net assets.



The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio's total returns and yield.



Total fees paid by the Company to the Investment Manager for the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 were [ ], $5,512,519 and $3,339,325 for the Money Market Portfolio, [ ], $1,394,481 and
$890,354 for the U.S. Government Portfolio, and [ ], $883,242 and $595,954 for the Municipal Portfolio, respectively. For the fiscal years ended October 31, 1998 and October 31, 1997, the Investment Manager voluntarily waived [ ] and $252,458, respectively, of its investment management fee for the Municipal Portfolio. For the fiscal year ended October 31, 1996, the Investment Manager voluntarily waived $8,425, $828 and $171,894 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.



ADMINISTRATION



Pursuant to an Administration Agreement with the Company, Waterhouse Securities, as Administrator, provides administrative services to each of the Portfolios.

Administrative services furnished by Waterhouse Securities include, among others, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, Waterhouse Securities receives from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio. Prior to June 11, 1997, the Company retained the Investment Manager to serve as Administrator, for which it received an annual fee of 0.10% of each Portfolio's average daily net assets.



Total fees paid by the Company to Waterhouse Securities and the Investment Manager, as Administrator, for the fiscal year ended October 31, 1997 were $1,591,931 for the Money Market Portfolio, $398,423 for the U.S. Government Portfolio and $252,319 for the Municipal Portfolio, respectively. Total fees paid by the Company to the Investment Manager, as Administrator, for the fiscal year ended October 31, 1996 were $956,680 for the Money Market Portfolio, $254,387 for the U.S. Government Portfolio and $170,273 for the Municipal Portfolio. For the fiscal year ended October 31, 1996, the Investment Manager voluntarily waived or reimbursed $308, $1,730 and $14,089 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.



Waterhouse Securities has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Agreement, the Investment Manager pays FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.



The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors of the Company who have no direct or indirect financial interest in the Agreement. Each Portfolio or Waterhouse Securities may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors of the Company who have no direct or indirect financial interest in the Agreement, or by a majority of the outstanding voting securities of such Portfolio. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that Waterhouse Securities will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Waterhouse Securities' part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.



The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, Waterhouse Securities and the Investment Manager believe that such laws should not preclude them from acting as administrator and investment manager, respectively, to the Company. Accordingly, Waterhouse Securities under the Administration Agreement and the Investment Manager under the Investment Management Agreement will only perform administrative and investment management servicing functions, respectively. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent Waterhouse Securities or the Investment Manager from continuing to perform all or a part of their administration or investment management activities, respectively. If Waterhouse Securities or the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Directors of the Company.



DISTRIBUTION



The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.



The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company's Board of Directors, or a majority of the Disinterested Directors, or by a majority of the outstanding voting securities of such Portfolio. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING



The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.



The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or any agreements relating thereto.



Pursuant to a Shareholder Services Agreement between the Company and Waterhouse Securities, Waterhouse Securities has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.



The Shareholder Services Agreement with Waterhouse Securities will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio or Waterhouse Securities may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.



Total fees paid by the Company to Waterhouse Securities for the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 were [ ], $3,183,862 and $1,913,360 for the Money Market Portfolio, [ ], $677,320 and $432,457 for the U.S. Government Portfolio, and [ ], $277,561 and $187,300 for the Municipal Portfolio, respectively. For the fiscal year ended October 31, 1998, Waterhouse Securities voluntarily waived $[ ], $[ ] and $[ ] of its shareholder servicing fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For the fiscal year ended October 31, 1997, Waterhouse Securities voluntarily waived $1,199,480 and $291,674 of its fee for the Money Market Portfolio and the U.S. Government Portfolio, respectively. For the fiscal year ended October 31, 1996, Waterhouse Securities voluntarily waived $1,129,420, $320,311 and $105,266 of its fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.



Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.




TRANSFER AGENT AND CUSTODIAN


The Bank (also referred to as the "Transfer Agent") serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.20% of each Portfolio's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.



The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp., an affiliate of the Investment Manager, pursuant to which it performs certain of the foregoing transfer and dividend disbursing agency services for the Company. Under this agreement, the Transfer Agent compensates the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 90 Washington Street, New York, NY 10286, acts as the custodian of each Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.


OTHER EXPENSES


Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (such as the Portfolios) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.


DIVIDENDS AND TAXES


DIVIDENDS



On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.



Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.



Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders.



Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's NAV at $1.00 per share.

CAPITAL GAIN DISTRIBUTIONS



If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. It is not anticipated that a Portfolio will realize any capital gain from the sale of securities held for more than 12 months, but if it does so, this gain will be distributed annually.


TAX STATUS OF THE COMPANY


The Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for Federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies.



Each Portfolio is treated as a separate entity from the other Portfolios for tax purposes.



STATE AND LOCAL TAX ISSUES. Shareholders are urged to consult with their tax advisers as to whether any of the dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities whether such securities are held directly or through the Company.



FEDERAL INCOME TAX ISSUES - MUNICIPAL PORTFOLIO. Distributions from the Municipal Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Portfolio of any investment company taxable income (which include any short-term capital gains and market discount) will be taxable to shareholders.



Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.



AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes all tax-exempt interest) exceeds the AMTI of the corporation constitutes an upward adjustment for purposes of the corporate AMT. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.



Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.



Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Municipal Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by the Municipal Portfolio or are "related persons" to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.



A separate tax is imposed on corporations at a rate of 0.12 percent of the excess of such corporation's "modified" AMTI over $2,000,000. A portion of tax-exempt interest, including exempt-interest dividends, may be includable in modified AMTI. Corporate shareholders are advised to consult with their tax advisers.



The Municipal Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable, either prospectively or retroactively to the date the obligation was issued.



Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

OTHER TAX INFORMATION


The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.



Each Portfolio generally is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.



The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions and on redemptions or other dispositions of shares of the Portfolios, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.



Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Company's independent auditors, [ ], 787 Seventh Avenue, New York, New York 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


SHARE PRICE CALCULATION


The price of each Portfolio's shares on any given day is its NAV per share. NAV is calculated by the Company for each Portfolio on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Veteran's Day and Columbus Day.

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.



Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.



The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.



During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of each Portfolio are sold on a continuous basis by the distributor.



Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. Each Portfolio may waive minimum investment requirements for purchases by directors, officers or employees of the Company, Waterhouse or any of its subsidiaries.



The Company normally calculates the NAV of each Portfolio as of 12:00 noon and 4:00 p.m. (Eastern time) each day that the NYSE and the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the

Custodian is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Company is open for business.



If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.



The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.


PERFORMANCE


The historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.



Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.



The yield for each Portfolio for the seven day period ended October 31, 1998 was [ ]% for the Money Market Portfolio, [ ]% for the U.S. Government Portfolio and
[ ]% for the Municipal Portfolio.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:



                      [(base period return + 1) 365/7] -1.



The effective yield for each Portfolio for the seven day period ended October 31, 1998 was [ ]% for the Money Market Portfolio, [ ]% for the U.S. Government Portfolio and [ ]% for the Municipal Portfolio.



The tax equivalent yield of the shares of the Municipal Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.



The tax equivalent yield for the Municipal Portfolio for the seven day period ended October 31, 1998 was [ ]%. The assumed federal income tax rate is 36%.



Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.



The tax equivalent effective yield for the Municipal Portfolio for the seven day period ended October 31, 1998 was [ ]%. The assumed federal income tax rate is 36%.



Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.



The performance of the Company's Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(Registered), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.



BANK RATE MONITOR(Trademark), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.



Investors may also want to compare a Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.



TAX-EXEMPT VERSUS TAXABLE YIELD. Investors may want to determine which investment - tax-exempt or taxable - will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate.



OTHER ADVERTISEMENT MATTERS



In connection with its advertisements, the Portfolios may provide information about their Investment Manager, Waterhouse Securities or any of their other service providers, including information relating to policies, business practices or services. For instance, a Portfolio may provide information about Waterhouse Securities in its advertisements, including the difference between commissions paid on stock trades executed by Waterhouse Securities compared to full-price and discount brokers (as illustrated below) and a description of services available through Waterhouse Securities. This example is for illustrative purposes only; investors should contact the Customer Service Department at Waterhouse Securities at 1-800-934-4410 for information about services and commissions.

Full Price                   200 shares       300 shares      500 shares       500 shares     1,000 shares
Brokers                           @ $25            @ $20           @ $15            @ $18            @ $14
-------                           -----            -----           -----            -----            -----
Merrill Lynch                   $129.50          $164.85         $205.54          $225.23          $308.28
Smith Barney                     139.61           166.39          212.15           235.26           351.51
Prudential                       146.35           173.35          218.35           240.35           359.35
Waterhouse
  Securities                      35.00            40.82           52.05            57.62            90.33

Discount                     200 shares       300 shares      500 shares       500 shares     1,000 shares
Brokers                           @ $25            @ $20           @ $15            @ $18            @ $14
-------                           -----            -----           -----            -----            -----
Schwab                          $ 89.00          $ 95.60         $101.50          $106.60          $123.60
Fidelity                         113.00           127.00          155.00           155.00           165.00
Quick & Reilly                    60.50            65.00           77.75            81.50            94.00
Waterhouse
  Securities                      35.00            40.82           52.05            57.62            90.33



----------
Survey date 8/31/98. Services may vary by firm. Commission rates surveyed are for stocks and may vary for other products. Waterhouse Securities minimum commission $35. This information is subject to change.



SHAREHOLDER INFORMATION



Each investment portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that portfolio. For example, holders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the investment portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.



The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.



The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios:
60 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; and 10 billion shares of the Waterhouse Dow 30 Fund. Each investment portfolio share is entitled to participate pro rata in the dividends and distributions from that portfolio.



The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.



Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act
(i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.



OWNERSHIP OF PORTFOLIO SHARES



[Insert Control/Principal Shareholder information, if any (Item 14); if control, explain effect of control (i.e., that such a shareholder may be able to greatly affect (if not determine) the outcome of a shareholder vote)]



[On [ ], the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio. (Item 14)]

--------------------------------------------------------------------------------


ANNEX -- RATINGS OF INVESTMENTS



STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS



Commercial paper rated by Standard & Poor's has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.



The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.


MIG-1 AND MIG-2 MUNICIPAL NOTES


Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.



STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS



AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.


A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.




MOODY'S INVESTORS SERVICE BOND RATINGS



Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.



A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

                             WATERHOUSE DOW 30 FUND
                    100 WALL STREET, NEW YORK, NEW YORK 10005
            WATERHOUSE SECURITIES, CUSTOMER SERVICE - 1-800-934-4410


                       STATEMENT OF ADDITIONAL INFORMATION
                                     [DATE]


This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated [ ] (the "Prospectus") for the Waterhouse Dow 30 Fund (the "Fund"), a series of Waterhouse Investors Family of Funds, Inc. (the "Company").



The Fund's financial statements and financial highlights for the fiscal period ended October 31, 1998, including the independent auditors' report thereon, are included in the Fund's Annual Report and are incorporated herein by reference.



To obtain a free copy of the Prospectus or Annual Report, please write to Waterhouse Securities, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4410.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----


GENERAL INFORMATION ABOUT THE FUND........................................


INVESTMENT POLICIES AND RESTRICTIONS .....................................


INFORMATION ABOUT THE DOW JONES
INDUSTRIAL AVERAGE(SM)....................................................



PORTFOLIO TRANSACTIONS ...................................................



DIRECTORS AND EXECUTIVE OFFICERS .........................................



INVESTMENT MANAGEMENT, DISTRIBUTION
AND OTHER SERVICES .......................................................



DIVIDENDS AND TAXES ......................................................



SHARE PRICE CALCULATION ..................................................



ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................



PERFORMANCE ..............................................................



SHAREHOLDER INFORMATION ..................................................

DOW JONES & COMPANY, INC. ("DOW JONES") DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) ("DJIA"(SM)) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WATERHOUSE ASSET MANAGEMENT, INC. (THE "INVESTMENT MANAGER"), SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE INVESTMENT MANAGER AND THE FUND.



"Dow Jones(SM)," "Dow Jones Industrial Average(SM)," "DJIA(SM)" and "DIAMONDS(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed by the Investment Manager in connection with the operation of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones or any corporation that is included in the DJIA. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Investment Manager is the licensing of certain trademarks and trade names of Dow Jones and of the DJIA, which is determined, composed and calculated by Dow Jones without regard to the Investment Manager or the Fund. Dow Jones has no obligation to take the needs of the Investment Manager or the shareholders of the Fund into consideration in determining, composing or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or offering of the Fund.

                             WATERHOUSE DOW 30 FUND
--------------------------------------------------------------------------------



GENERAL INFORMATION ABOUT THE FUND



The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. Because the Company offers multiple portfolios (such as the Fund), it is known as a "series company." The Company currently has four investment portfolios with various investment objectives and policies. The Fund commenced operation on March 30, 1998 and was originally called the Waterhouse Dow Jones Industrial Average(SM) Index Fund. The Fund was renamed under its current name on July 22, 1998.



The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average(SM) ("DJIA"(SM)) before Fund expenses. The investment manager of the Fund is Waterhouse Asset Management, Inc. (the "Investment Manager").



INVESTMENT POLICIES AND RESTRICTIONS



The Fund's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund. Except as otherwise indicated, however, the Fund's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of the Fund, means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or the Fund or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or the Fund.



The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

COMMON STOCK



The Fund will invest primarily in the common stock of the 30 companies comprising the DJIA. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid.



CASH AND CASH EQUIVALENTS



The Fund will hold from time to time a certain portion of its assets in cash or cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or a comparable rating from another nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds. The Fund will not invest in cash or cash equivalents as part of a temporary defensive strategy to protect against potential stock market declines.



DIAMONDS(SM) AND OTHER INDEX SECURITIES



The Fund may invest in publicly-traded index securities, including DIAMONDS. DIAMONDS are shares of a publicly-traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. DIAMONDS trade on the AMEX at approximately .01 (or 1/100) of the value of the DJIA. Because DIAMONDS replicate the DJIA, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. In light of the structural features of DIAMONDS, the Investment Manager believes that the movement of DIAMONDS share prices should closely track the movement of the DJIA. The DIAMONDS program bears operational expenses, which are deducted from the dividends paid to DIAMONDS investors. To the extent the Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation. The Fund also may invest in Standard & Poor's Depositary Receipts, index securities similar to DIAMONDS that are based on the Standard & Poor's 500 Index and also are traded on the AMEX.



INVESTMENT COMPANY SECURITIES



The Fund may invest in securities issued by other investment companies (or series thereof) to the extent that such investments are consistent with the Fund's investment objectives and policies and are permissible under the Investment Company Act. Under one of the Investment Company Act's limitations, the Fund may invest in shares of investment companies to the extent the Fund and its affiliated persons do not own more than 3% of the outstanding securities of any one issuer of these securities, provided that the issuer is not obligated to redeem securities representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. A separate limitation of the Investment Company Act may limit the Fund from (i) investing more than 10% of its assets in shares of investment companies; (ii) investing more than 5% of its assets in any one investment company; or (iii) acquiring more than 3% of the voting stock of an acquired investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment company securities include shares of registered unit investment trusts, including DIAMONDS and Standard & Poor's Depositary Receipts.


FUTURES CONTRACTS


The Fund may invest in stock index futures contracts. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract. Use of futures contracts is subject to regulation by the several futures exchanges upon which futures are traded and the Commodity Futures Trading Commission (the "CFTC").



The Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.



As required by applicable regulatory guidelines, the Fund will set aside cash or other appropriate liquid assets in a segregated account in the prescribed manner. Any assets held in a segregated account cannot be sold or closed out while the futures contract is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.



Holders of futures contracts can enter into offsetting closing transactions by selling a futures contract with the same terms as the position held. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.



Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:



         (1) Successful use of futures contracts will require different skills and techniques than investing in individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures contracts may not reflect the trading of the securities that are used to formulate an index or even actual fluctuations in the index itself.



         (2) The price of index futures contracts may not correlate perfectly with movement in the index due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur.



         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.



         (4) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.



CFTC REQUIREMENTS. The Fund will invest in futures contracts that are subject to the jurisdiction of the CFTC subject to the requirements of Section 4.5 of the rules of the CFTC. Under that section the Fund is permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures contracts not for bona fide hedging purposes, the Fund will limit the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) to no more than 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract into which the Fund has entered.



REPURCHASE AGREEMENTS



The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the Fund's purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights to the proceeds of the repurchase agreement or collateral thereunder, and could experience losses, including a decline in the value of the underlying security and loss of income.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.



Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.



While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.


ILLIQUID SECURITIES


The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

The Board of Directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager, pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.



SECURITIES LENDING



The Fund may lend portfolio securities in amounts up to 33 1/3% of its total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.



BORROWING



The Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund's total assets less liabilities (other than borrowings). As a non-fundamental policy, the Fund will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities.



DIVERSIFICATION AND CONCENTRATION



The Fund is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.



The Fund will not concentrate its assets in the securities of issuers in any industry. As a fundamental policy, except as set forth below, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities and shares of other investment companies, including unit investment trusts and mutual funds. The Fund's investments in issuers representing particular industries will reflect the composition of the DJIA which, by design, reflects a range of industries; however, in the event that the DJIA includes concentration in a particular industry, the Fund's holdings will reflect a comparable level of concentration. Historically, emphasis by the DJIA in particular industries has been minimized through periodic recomposition.



INVESTMENT RESTRICTIONS. THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND. THE FUND MAY NOT (UNLESS NOTED OTHERWISE):



(1) issue senior securities, except as permitted under the Investment
Company Act;



(2) make short sales of securities, except as may be described in the Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);



(3) borrow money, except as permitted under the Investment Company Act;



(4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);



(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements with respect to these securities, and shares of investment companies and series thereof) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided, however, that this restriction does not apply to the extent that more than 25% of the DJIA is represented by securities of companies whose principal business activities are in any one industry;



(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



(7) buy or sell physical commodities or physical commodity (futures) contracts, which do not include financial futures and options thereon as described in the Prospectus and SAI from time to time; or



(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY VOTE OF THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. THE FUND MAY NOT:



(i) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or



(ii) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act; however, the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.



LICENSE AGREEMENT



The Investment Manager is a party to the License Agreement with Dow Jones that grants to the Investment Manager and to the Fund a non-exclusive license to use the DJIA, the proprietary data contained therein, and related trademarks and service marks solely in connection with the operations of the Fund. As the licensee, the Investment Manager pays Dow Jones a licensing fee. Accordingly, the DJIA and Dow Jones related marks are not assets of the Fund and can be withdrawn from the Fund. Currently, the License Agreement is scheduled to expire five years from the commencement date of initial issuance of the Fund and is subject to a renewal term of three years (the "Renewal Term") after which the license is automatically extended for successive additional terms of one year each (each, an "Additional Term") unless either Dow Jones or the Investment Manager gives written notice to the other that the Agreement will not be extended at least 90 days before the expiration of the Renewal Term or such Additional Term. As a condition to the Renewal Term, the assets of the Fund must be at least $250 million. The parties thereto may extend the term of the License Agreement beyond its final expiration date without the consent of any of the shareholders of the Fund.


PORTFOLIO TRANSACTIONS


The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices).



Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.



The Investment Manager intends to employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Fund, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to affiliates of the Investment Manager by the Fund satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for the Fund by a broker-dealer affiliate of the Investment Manager at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund's procedures pursuant to Section 17(e) and Rule 17e-1.



The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Fund.



Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, the Fund will attempt to negotiate best execution.



Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.



For the fiscal period ended October 31, 1998, the Fund paid no brokerage commissions.


DIRECTORS AND EXECUTIVE OFFICERS


Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.



The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.



RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of each of the Company and National Investors Cash Management Fund, Inc. ("NICM") since December 12, 1995 and February 26, 1998, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as

Department Executive of Banking Services. He is 54 years old. Mr. Dalrymple's address is 45 Rockefeller Plaza, New York, NY 10111.



CAROLYN B. LEWIS, Director. Ms. Lewis has served as a Director of each of the Company and NICM since February 26, 1998. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the United States Securities and Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including the Board of Trustees of the American Hospital Association. She is 61 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.



GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of the Company since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988, Mr. Staudter was a principal and a principal shareholder of Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment Committee and provided investment counseling and tax and financial planning services. He is 66 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.



LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director of the Company since December 12, 1995. Mr. Toal was appointed Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB (the "Dime") in January 1997. Mr. Toal is also President and Chief Executive Officer of Dime Bancorp, Inc., the Dime's holding company. He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 60 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.



GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company. He is 43 years old.



CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Associate General Counsel of FDI, and an officer of certain investment companies advised or administered by Harris, Morgan and Montgomery or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.





            * THIS DIRECTOR IS AN "INTERESTED PERSON" OF THE COMPANY. ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109



Officers and directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. The Company expects to pay or
accrue total directors' fees of approximately [$      ]  per year to those
directors who are not designated above as interested persons. Directors who are interested persons of the Company may be compensated by the Investment Manager for their services to the Company.



The Company pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Company paid to each director for the fiscal year ended October 31, 1998, are as follows:




                                              Pension or
                           Aggregate          Retirement         Estimated
                          Compensation     Benefits Accrued        Annual          Total Compensation
    Name of Board             from            as Part of       Benefits Upon     from Fund Complex (1)
        Member            Company (5)     Company's Expenses     Retirement    Paid to Board Members (5)

Richard W. Dalrymple           $                  $0                 $0                    $

Carolyn B. Lewis (2)           $                  $0                 $0                    $

Theodore Rosen (3)             $                  $0                 $0                    $

George F. Staudter (4)         $0                 $0                 $0                    $0

Lawrence J. Toal               $                  $0                 $0                    $


---------------------------------


(1) "Fund Complex" includes the Company and NICM, an investment company also advised by the Investment Manager.
(2)      Became a director of the Company and NICM on February 26, 1998.
(3)      Served as a director of the Company through February 26, 1998.
(4)      Interested director of the Company.
(5) Amounts do not include reimbursed expenses for attending Board meetings.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

INVESTMENT MANAGEMENT


Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. Pursuant to the Investment Management Agreement with the Company on behalf of the Fund, the Investment Manager manages the Fund's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.



The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to the other portfolios of the Company and to the Bank and as of [ ] had total assets under management in excess of $[ ] billion. Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Company, establishes procedures for personal investing and restricts certain transactions.



The Investment Management Agreement, which is dated February 26, 1998, will continue in effect for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Board of Directors or by vote of the shareholders of the Fund, and in either case by a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The agreement may be terminated as to the Fund at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.



The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.



For the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, of 0.20% of the Fund's average daily net assets.



The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Fund's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund's total return. The Investment Manager has agreed to assume certain expenses of the Fund (or waive its fees) for the first twelve months of the Fund's operations, so that the total operating expenses payable by the Fund during the period will not exceed 0.25% of its average daily net assets. Thereafter, any such fee waivers or reductions will be voluntary and may be reduced or eliminated at any time without further notice to investors.



For the fiscal period ended October 31, 1998, the Investment Manager waived its entire investment management fee of $[ ].


ADMINISTRATION


Pursuant to an Administration Agreement with the Company and the Investment Manager, Waterhouse Securities, as Administrator, provides administrative services to the Fund. Administrative services furnished by Waterhouse Securities include, among others, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission (the "SEC") and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. The Investment Manager (and not the Fund) compensates Waterhouse Securities for providing services under the Administration Agreement at the annual rate of 0.10% of the Fund's average daily net assets.



Waterhouse Securities has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Waterhouse Securities pays FDI's fees for providing the services under the Agreement. In addition, Waterhouse Securities may enter into subadministration agreements with other persons to perform such services from time to time.





The Administration Agreement, which is dated February 26, 1998, will continue in effect for an initial two-year term, and thereafter from year to year so long as such continuation is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund or Waterhouse Securities may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, or by a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.





The Administration Agreement provides that Waterhouse Securities will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Waterhouse Securities'
part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.



The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, Waterhouse Securities and the Investment Manager believe that such laws should not preclude them from acting as administrator and investment manager, respectively, to the Company. Accordingly, Waterhouse Securities under the Administration Agreement and the Investment Manager under the Investment Management Agreement will perform only administrative and investment management servicing functions, respectively. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent Waterhouse Securities or the Investment Manager from continuing to perform all or a part of their administration or investment management activities, respectively. If Waterhouse Securities or the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Directors.


DISTRIBUTION


The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.



The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Company's Board of Directors, or a majority of the Disinterested Directors, or by a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING


The Board of Directors has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.



The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Company with respect to the Fund by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or any agreements relating thereto.



Pursuant to a Shareholder Services Agreement between the Company and Waterhouse Securities, Waterhouse Securities has agreed to provide shareholder services to the Fund pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.



The Shareholder Services Agreement with Waterhouse Securities will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.



Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.


TRANSFER AGENT AND CUSTODIAN


National Investor Services Corp. (the "Transfer Agent"), 55 Water Street, New York, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Fund. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Fund's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Fund pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.





Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 90 Washington Street, New York, NY 10286, acts as the custodian of the Fund's assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.


OTHER EXPENSES


The Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (such as the Fund) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.


DIVIDENDS AND TAXES

DIVIDENDS


It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividends will be declared on any day on which the Fund does not receive dividends or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event the Board of Directors changes the daily dividend policy, shareholders will be notified.



CAPITAL GAIN DISTRIBUTIONS



If the Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors. Short-term capital gain distributions by the Fund are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward.


TAX STATUS OF THE COMPANY


The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that the Fund will be liable for Federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies.



The Fund is treated as a separate entity from the other investment portfolios of the Company for tax purposes.





OTHER TAX INFORMATION



The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.



Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate.



It is expected that a portion of the Fund's dividends from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is in general, limited to the amount of qualifying dividends from domestic corporations received during the Fund's fiscal year. You should consult with your tax adviser in this regard.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of the shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.



Dividends declared in October, November or December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.



Redemptions of Fund shares are taxable events, and, accordingly, shareholders may recognize gains or losses on such transactions. Except for dealers, any such gains or losses will be capital gains or losses, and will be long-term capital gains or losses if such shares were held for more than 12 months. In the case of an individual, any such capital gain will be taxable at the maximum rate of 20%. In the case of a corporation, long-term capital gain is taxable at the same rates as ordinary income. A loss realized on a redemption of Fund shares will be disallowed if other Fund shares are acquired (whether through dividend reinvestment or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are redeemed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.



The Fund generally is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.



The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions and on redemptions or other dispositions of shares of the Portfolios, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes or to determine whether the Fund is suitable to their particular tax situation.



Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Company's independent auditors, [ ], 787 Seventh Avenue, New York, New York 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


SHARE PRICE CALCULATION


The price of the Fund's shares on any given day is its net asset value ("NAV") per share. NAV is calculated by the Company for the Fund on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Veteran's Day and Columbus Day.



Securities owned by the Fund for which market quotations are readily available are valued at current market value. The Fund values its securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services that utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.



The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more moderate impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Directors may in the future determine to change this policy. In the event that the Board of Directors changes this policy, shareholders will be notified.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Fund are sold on a continuous basis by the distributor.



The minimum initial investment in shares of the Fund is $1,000. The minimum subsequent investment is $100. Minimum requirements may be imposed or changed at any time and the Fund may waive minimum investment requirements for purchases by directors, officers or employees of the Company, Waterhouse or any of its subsidiaries. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to Waterhouse Securities IRA accounts.



The Company normally calculates the NAV per share of the Fund as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE and the bank which serves as the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian are closed, the Fund's net asset value may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of the Fund's portfolio securities may not occur on days when the Company is open for business.



If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.



The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.


PERFORMANCE


The historical performance calculation for the Fund may be shown in the form of "total return" or "yield." These various measures of performance are described below.





Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's total return and yield fluctuate in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.



In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


TOTAL RETURN CALCULATIONS


Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.



Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:



         P(1+T)(to the nth power) = ERV



         Where:
                  P = a hypothetical initial payment of $10,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.



Since March 30, 1998 (the Fund's inception), the Fund's total return (unannualized) was [ ].



In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:


         PT = (ERV/P-1)


         Where:
                  PT = period total return.
                  The other definitions are the same as in average annual total return above.

SEC YIELD CALCULATIONS


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.



Standardized yields for the Fund used in advertising are computed by dividing the Fund's dividend and interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.





Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


OTHER ADVERTISEMENT MATTERS


The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.



The Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, industry or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging,
(iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Manager or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in the Fund or the DJIA over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.



In connection with its advertisements, the Fund may provide information about its Investment Manager, Waterhouse Securities or any of the Fund's other service providers, including information relating to policies, business practices or services. For instance, the Fund may provide information about Waterhouse Securities in its advertisements, including the difference between commissions paid on stock trades executed by Waterhouse Securities compared to full-price and discount brokers (as illustrated below) and a description of services available through Waterhouse Securities. This example is for illustrative purposes only; investors should contact the Customer Service Department at Waterhouse Securities at 1-800-934-4410 for information about services and commissions.



Full Price          200 shares       300 shares      500 shares       500 shares     1,000 shares
Brokers                  @ $25            @ $20           @ $15            @ $18            @ $14
Merrill Lynch          $129.50          $164.85         $205.54          $225.23          $308.28
Smith Barney            139.61           166.39          212.15           235.26           351.51
Prudential              146.35           173.35          218.35           240.35           359.35
Waterhouse
  Securities             35.00            40.82           52.05            57.62            90.33

Discount            200 shares       300 shares      500 shares       500 shares     1,000 shares
Brokers                  @ $25            @ $20           @ $15            @ $18            @ $14
Schwab                 $ 89.00          $ 95.60         $101.50          $106.60          $123.60
Fidelity                113.00           127.00          155.00           155.00           165.00
Quick & Reilly           60.50            65.00           77.75            81.50            94.00
Waterhouse
  Securities             35.00            40.82           52.05            57.62            90.33


----------


Survey date 8/31/98. Services may vary by firm. Commission rates surveyed are for stocks and may vary for other products. Waterhouse Securities minimum commission $35. This information is subject to change.



The Fund may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:



                   Systematic                Share                    Shares
    Period         Investment                Price                   Purchased
    ------         ----------                -----                   ---------
       1              $100                    $10                      10.000
       2              $100                    $12                       8.333
       3              $100                    $15                       6.666
       4              $100                    $20                       5.000
       5              $100                    $18                       5.555
       6              $100                    $16                       6.250
                      ----                    ---                       -----
Total Invested        $600      Avg. Price $15.17         Total Shares 41.804



SHAREHOLDER INFORMATION



Each investment portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of the Fund will have the exclusive right to vote on matters affecting only the rights of the holders of the Fund. For example, holders of a particular investment portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to such investment portfolio. Shareholders of the investment portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.



The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.



The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios:
60 billion shares of the Waterhouse Investors Money Market Portfolio; 20 billion shares of the U.S.

Government Portfolio; 10 billion shares of the Municipal Portfolio; and 10 billion shares of the Waterhouse Dow 30 Fund. Each investment portfolio share is entitled to participate pro rata in the dividends and distributions from that investment portfolio.



The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.



Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act
(i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.



OWNERSHIP OF FUND SHARES



[Insert Control/Principal Shareholder information, if any (Item 14); if control, explain effect of control (i.e., that such a shareholder may be able to greatly affect (if not determine) the outcome of a shareholder vote)]



[On [ ], the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Fund. (Item 14)]

                                     PART C


                                OTHER INFORMATION

Item 23. Exhibits.
         ---------


(a)      (1)      Articles of Incorporation (see Note B)



         (2) Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)



         (3) Articles of Amendment to Articles of Incorporation dated March 12, 1998 (filed herewith)



(b)               By-Laws, as amended to date (see Note A)



(c) Instruments Defining Shareholder Rights (incorporated by reference to Exhibits 1 and 2 to the Registration Statement, as incorporated herein)



(d)      (1)      Investment Management Agreement between Registrant and
                  Waterhouse Asset Management, Inc., on behalf of Money Market
                  Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)



         (2) Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc. on behalf of Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated February 26, 1998 (filed herewith)



(e)      (1)      Distribution Agreement between Registrant and Funds
                  Distributor, Inc., on behalf of Money Market Portfolio, U.S.
                  Government Portfolio and Municipal Portfolio, dated December
                  15, 1995 (see Note B)



         (2) Amendment to Distribution Agreement between Registrant and Funds Distributor, Inc. relating to the provision of services to Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated February 26, 1998 (filed herewith)



         (3)      Form of Agency Selling Agreement (see Note A)



         (4) Agency Selling Agreement for Waterhouse Securities, Inc. dated February 15, 1996 (see Note B)



(f)               Inapplicable



(g)      (1)      Custody Agreement between Registrant and The Bank of New
                  York, on behalf of Money Market Portfolio, U.S. Government
                  Portfolio and Municipal Portfolio, dated December 19, 1995
                  (see Note B)



         (2) Amendment to Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (filed herewith)



         (3) Amendment to Custody Agreement between Registrant and The Bank of New York relating to the provision of services to Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated
                  February 12, 1998 (filed herewith)



         (4) Foreign Custody Manager Agreement between Registrant and The Bank of New York dated December 10, 1997 (filed herewith)



(h)      (1)      Transfer Agency and Dividend Disbursing Agency Agreement
                  between Registrant and Waterhouse National Bank dated October
                  15, 1996 (see Note C)



         (2) Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. on behalf of Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated February 26, 1998 (filed herewith)

         (3) Sub-Transfer Agency and Dividend Disbursing Agency Agreement by and among Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc. on behalf of Registrant dated October 15, 1996 (see Note C)



         (4) Amendment to Sub-Transfer Agency and Dividend Disbursing Agency Agreement by and among Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (filed herewith)



         (5)      Form of Shareholder Servicing Plan (see Note A)



         (6)      Form of Shareholder Services Agreement (see Note A)



         (7) Shareholder Services Agreement for Waterhouse Securities Inc. dated October 15, 1996 (see Note C)



         (8) Administration Agreement between Registrant and Waterhouse Securities, Inc., dated June 11, 1997 (see Note D)



         (9) Administration Agreement between Registrant and Waterhouse Securities, Inc. on behalf of Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated February 26, 1998 (filed herewith)



         (10) Subadministration Agreement between Waterhouse Securities, Inc. and Funds Distributor, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated June 11, 1997 (see Note D)



         (11) Amendment to Sub-Administration Agreement between Waterhouse Securities, Inc. and Funds Distributor on behalf of Registrant relating to the provision of services to Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated February 26, 1998 (filed herewith)



         (12) Accounting Services Agreement between Waterhouse Securities, Inc. and Countrywide Fund Services, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated February 28, 1997 (see Note D)



         (13) Accounting Services Agreement between Waterhouse Securities, Inc. and Countrywide Fund Services, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated December 10, 1997 (filed herewith)



         (14) Amendment to Accounting Services Agreement between Waterhouse Securities, Inc. and Countrywide Fund Services, Inc. on behalf of Registrant relating to the provision of services to Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund) dated
                  February 26, 1998 (filed herewith)



         (15) State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)



         (16) Amendment to State Registration Services Agreement between Registrant and Clear Sky Corporation relating to the provision of services to Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index
                  Fund) dated February 26, 1998 (filed herewith)



(i) Opinion and Consent of Swidler, Berlin, Shereff, Friedman, LLP as to legality of the securities being registered (see Note A)



(j)               Inapplicable



(k)               Inapplicable



(l)      (1)      Subscription Agreement between Registrant and FDI Distribution
                  Services, Inc. dated December 12, 1995 (see Note B)

         (2) Subscription Agreement between Registrant and FDI Distribution Services on behalf of Waterhouse Dow 30 Fund (formerly known as Waterhouse Investors Dow Jones Industrial Average(SM) Index
                  Fund) dated March 30, 1998 (filed herewith)



(m)               Inapplicable



(n)               Inapplicable



(o)               Inapplicable



         Other Exhibit:
         Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996 (see Note C)



Note A: Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.



Note B: Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.



Note C: Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.



Note D: Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.



Item 24. Persons Controlled by or under Common Control with Registrant.
         --------------------------------------------------------------


         Not applicable.


Item 25. Indemnification.
         ----------------



         Section 2-418 of the General Corporation Law of the State of Maryland,
Article IX of the Registrant's Articles of Incorporation, filed as Exhibit
(b)(1) hereto, Article V of the Registrant's By-Laws, filed as Exhibit (b)(2) hereto, and the Investment Management Agreement, filed as Exhibit 5 hereto, provide for indemnification.



         The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.



         The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



         Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that
(i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.



         Unless limited by the Registrant's charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.



         The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.



         Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.



         Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.



         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26. Business and Other Connections of Investment Adviser.
         -----------------------------------------------------



         The following persons are the directors and officers of the Investment
Manager:



         DAVID HARTMAN*, Senior Vice President and Chief Investment Officer. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber. Mr. Hartman also served in similar capacities for Kidder Peabody & Co. from 1983 to 1995.



         RICHARD H. NEIMAN*, Director and Secretary. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of Waterhouse Investor Services, Inc. since July 1994. Mr. Neiman also serves in similar capacities for Waterhouse Securities, Inc. Mr. Neiman has served as General Counsel, Director and Secretary of Waterhouse National Bank and National Investor Services Corp. since July 1994 and September 1995, respectively.





         FRANK J. PETRILLI*, Director. Mr. Petrilli has served as Chairman, President and Chief Executive Officer of Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Executive Officer of Waterhouse Investor Services, Inc. since March 1998. He also served as President and Chief Operating Officer of Waterhouse Investor Services, Inc. from January 1995 to March 1998. Mr. Petrilli has served as a Director of
Waterhouse National Bank and National Investor Services Corp. since March 1995 and September 1995, respectively. Prior to that, Mr. Petrilli served as President and Chief Operating Officer of American Express Centurion Bank from May 1993 to January 1995 and Chief Financial Officer from January 1991 to May 1993.

         B. KEVIN STERNS**, Senior Vice President, Chief Financial Officer and Treasurer. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of Waterhouse Investor Services, Inc. and Waterhouse Securities, Inc. since October 1996. Prior to that, Mr. Sterns served in various positions with Toronto-Dominion Bank from November 1970 to October 1996. He has served as Vice President since 1990.



         MICHELE R. TEICHNER*, Senior Vice President Operations and Compliance. Ms. Teichner has been serving as Senior Vice President of Waterhouse Asset Management, Inc. since August 1996, with responsibility for operations and compliance. From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc.



         LAWRENCE M. WATERHOUSE, Jr.*, Director. Mr. Waterhouse has served as Chairman of Waterhouse Investor Services, Inc. since its inception in 1987 and Chief Executive Officer from 1987 to March 1998. Mr. Waterhouse also serves as Chairman of Waterhouse National Bank and Director of National Investor Services Corp. since July 1994 and September 1995, respectively.



*        Address: 100 Wall Street, New York, NY 10005
**       Address: 55 Water Street, New York, NY 10041



Item 27. Principal Underwriters.
-------- -----------------------



         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.



                     American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                     American Century Government Income Trust
                     American Century International Bond Funds
                     American Century Investment Trust
                     American Century Municipal Trust
                     American Century Mutual Funds, Inc.
                     American Century Premium Reserves, Inc.
                     American Century Quantitative Equity Funds
                     American Century Strategic Asset Allocations, Inc. American Century Target Maturities Trust
                     American Century Variable Portfolios, Inc.
                     American Century World Mutual Funds, Inc.
                     BJB Investment Funds
                     The Brinson Funds
                     Dresdner RCM Capital Funds, Inc.
                     Dresdner RCM Equity Funds, Inc.
                     Founders Funds, Inc.
                     Harris Insight Funds Trust
                     HT Insight Funds, Inc. d/b/a Harris Insight Funds
                     J.P. Morgan Institutional Funds
                     J.P. Morgan Funds
                     JPM Series Trust
                     JPM Series Trust II
                     Kobrick-Cendant Investment Trust
                     LaSalle Partners Funds, Inc.
                     Merrimac Series
                     Monetta Fund, Inc.
                     Monetta Trust
                     The Montgomery Funds I
                     The Montgomery Funds II
                     The Munder Framlington Funds Trust
                     The Munder Funds Trust
                     The Munder Funds, Inc.
                     National Investors Cash Management Fund, Inc.
                     Orbitex Group of Funds
                     SG Cowen Funds, Inc.

                     SG Cowen Income + Growth Fund, Inc.
                     SG Cowen Standby Reserve Fund, Inc.
                     SG Cowen Standby Tax-Exempt Reserve Fund, Inc. SG Cowen Series Funds, Inc.
                     St. Clair Funds, Inc.
                     The Skyline Funds
                     Waterhouse Investors Family of Funds, Inc.
                     WEBS Index Fund, Inc.





         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.



         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.



        Director, President and Chief Executive Officer  - Marie E. Connolly
        Executive Vice President                         - George A. Rio
        Executive Vice President                         - Donald R. Roberson
        Senior Vice President, General Counsel, Chief    - Margaret W. Chambers
            Compliance Officer, Secretary and Clerk
        Senior Vice President                            - Michael S. Petrucelli
        Director, Senior Vice President, Treasurer and   - Joseph F. Tower, III
            Chief Financial Officer
        Senior Vice President                            - Paula R. David
        Senior Vice President                            - Allen B. Closser
        Senior Vice President                            - Bernard A. Whalen
        Chairman and Director                            - William J. Nutt



         (c) Not applicable.



Item 28. Location of Accounts and Records.
         ---------------------------------



         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Adviser and Administrator, Waterhouse Asset Management, Inc. and Waterhouse Securities, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's Transfer Agent, Waterhouse National Bank, 525 Washington Blvd., Jersey City, New Jersey 07310, or Transfer Agent or Sub-Transfer and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund's fund accountant, Countrywide Fund Services Inc., 312 Walnut Street, Cincinnati, Ohio 45202.



Item 29. Management Services.
         --------------------


         Not applicable.


Item 30. Undertakings.
         -------------


         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 13th day of October, 1998.



WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
Registrant

By  /s/ Christopher J. Kelley
Christopher J. Kelley
Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on behalf of the following persons in the capacities and on the dates indicated.



SIGNATURE                      TITLE                          DATE
---------                      -----                          ----



/s/ George A. Rio              President, Treasurer       October 13, 1998
George A. Rio                  and Chief Financial
                               Officer



George F. Staudter*            Chairman of the Board      October 13, 1998
                               and Director



Richard W. Dalrymple*          Director                   October 13, 1998



Lawrence J. Toal*              Director                   October 13, 1998



*By      /s/ Richard H. Neiman
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power
         of attorney dated June 12, 1996
         (Incorporated by Reference to Other Exhibit to Post-
         Effective Amendment No. 3 to the Registration Statement
         on Form N-1A, File Nos. 33-96132; 811-9086, filed on
         February 28, 1997)

                                INDEX TO EXHIBITS
                                -----------------



(a)(3)   Articles of Amendment to Articles of Incorporation dated March 12, 1998



(d)(2)   Investment Management Agreement dated February 26, 1998



(e)(2)   Amendment to Distribution Agreement dated February 26, 1998



(g)(2)   Amendment to Custody Agreement dated December 10, 1997



(g)(3)   Amendment to Custody Agreement dated February 12, 1998



(g)(4)   Foreign Custody Manager Agreement dated December 10, 1997



(h)(2) Transfer Agency and Dividend Disbursing Agency Agreement dated February 26, 1998



(h)(4) Amendment to Sub-Transfer Agency and Dividend Disbursing Agency Agreement dated December 10, 1997



(h)(9)   Administration Agreement dated February 26, 1998



(h)(11)  Amendment to Sub-Administration Agreement dated February 26, 1998



(h)(13)  Accounting Services Agreement dated December 10, 1997



(h)(14)  Amendment to Accounting Services Agreement dated February 26, 1998



(h)(16)  Amendment to State Registration Services Agreement dated February 26,
         1998



(l)(2)   Subscription Agreement dated March 30, 1998